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Schroder Emerging Markets Fund Institutional Portfolio (Fund)
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Two Portland Square, Portland, Maine 04101

General Information    (207) 879-6200
Account Information    (800) 344-8332
Fund Literature        (800) 290-9826
Fax                    (207) 879-6050

INVESTMENT OBJECTIVE

     The Fund seeks to achieve long-term capital appreciation through direct or indirect investment in equity and debt securities of issuers domiciled or doing business in emerging markets countries in regions such as Southeast Asia, Latin America, and Eastern and Southern Europe. It is designed for investors who seek the aggressive growth potential of emerging world markets and are willing to bear the special risks of investing in these markets. Securities are selected on the basis of potential for capital appreciation without regard for current income. The Fund currently seeks to achieve its investment objective by investing all of its investable assets in Schroder Emerging Markets Fund Institutional Portfolio (the 'Portfolio'), a series of a registered open-end investment company that has substantially the same investment objective and policies as the Fund. This semi-annual report includes the unaudited financial statements of both the Fund and the Portfolio.

INVESTMENT ADVISER

     Schroder Capital Management International Inc. (the 'Investment Adviser') is a wholly owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the 'Schroder Group') that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide including 10 offices in emerging markets. The Schroder Group has been managing international investment portfolios since the early years of this century. As of March 31, 1997, the Schroder Group had over $150 billion in assets under management. At that same date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $23 billion under management, of which approximately $3.8 billion was invested in dedicated emerging markets mandates.

                                                                   June 15, 1997

Dear Shareholder:

     We are pleased to present the semi-annual report for Schroder Emerging Markets Fund Institutional Portfolio for the six-month period ending April 30, 1997. Over the past six months the total return of the Fund was 15.6% compared with the MSCI Emerging Markets Free Index (ex Malaysia)('MSCI Index') return of 14.4%. The outperformance came primarily from management's country weighting decisions, relative to the MSCI Index, to overweight China and Eastern Europe and underweight South Africa. The Fund's overweight position in the Philippines detracted from overall performance.

     Over the six months ended April 30, 1997, the top three performing markets represented in the Fund were Hungary (+52.1%), China (+43.9%) and Brazil (+38.4%) and the worst three were Thailand (-25.8%), Korea (-12.9%) and the Philippines (-8.1%). Over the period, Latin American markets performed strongly, as economic recovery and improved portfolio flows to the region bolstered markets, while the Asian markets continued to experience mixed performance. The direction of interest rates in both local markets and in the United States had a major effect on investor sentiment. At the same time, slower than expected Asian export growth remained a negative

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Schroder Emerging Markets Fund Institutional Portfolio (Fund)
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factor, with the strength of the U.S. dollar continuing to be an issue for regional competitiveness. Elsewhere in the world, the markets were generally buoyant, with the marked exception of the Czech Republic (-6.2%) where the growing trade deficit continued to worry investors.

     We believe that the outlook for emerging markets globally currently remains favorable with strong economic growth in most regions of the world. While parts of Asia have been suffering a cyclical downturn, we still believe that the Asian markets generally offer the best long-term growth prospects. Corporate earnings growth is beginning to recover in Asia and generally appears strong across emerging markets as economic growth rates continue to exceed those of the developed markets. We continue to believe that the case for investing in emerging economies remains as compelling as ever because the growing prosperity and the vast populations in these countries will create huge marketplaces for a variety of goods and services.

     Thank you for your support and interest in the Fund.

Sincerely,

Hermann C. Schwab                                          Mark J. Smith
Chairman                                                   President

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Schroder Emerging Markets Fund Institutional Portfolio (Fund)
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MANAGEMENT DISCUSSION AND ANALYSIS (As of April 30, 1997)

     As of April 30, 1997, the Fund was approximately 96.9% invested in equities and 3.1% in cash and other assets. Over the last six months the Fund's weighting in Asian markets has been reduced from 44.2% to 39.8%, while the weighting in Latin America has risen from 30.6% to 33.7%. Within Asia, we have further reduced our exposure to Thailand due to the economic crisis while we have increased investments in Taiwan, which is benefiting from economic recovery and strong liquidity. Elsewhere, we have added investments in South Africa following last year's currency crisis in anticipation of lower interest rates and economic recovery next year. We have also added investments in Portugal, which is benefiting from an improving interest rate environment, and reduced the Fund's exposure to Turkey, which is suffering from continued political uncertainty.

     The Fund's approach is to target companies that offer sustainable growth. We focus on companies that have professional management and a strong domestic market share in their business or a powerful franchise. The primary attraction of emerging markets is the high growth rates that they offer relative to the developed world. We search for companies, for example, that will benefit from rising living standards and increased infrastructure development. With our extensive network of analysts located in 10 emerging market offices around the world, we believe we can identify attractively priced securities across a broad capitalization range.

REGIONAL REVIEW

LATIN AMERICA

     In Latin America, economic recovery and improved portfolio flows to the region provided the background for continuing outperformance. Against this backdrop, the markets began to consolidate in March in anticipation of tightening fiscal policy in the U.S. We do not anticipate that the impact of tighter fiscal policy in the U.S. will be as severe as in 1994 because the extent of U.S. interest rate hikes is not anticipated to be as great and external deficits in most Latin American countries have been reduced.

     ARGENTINA, the country most affected by the increase in U.S. rates, should see the impact moderated by the presence of domestic pension funds, which, did not exist in 1994, the strength of the economic recovery and a fairer valuation of the peso. An addition to the portfolio over the period was YPF Sociedad Anonima, the oil conglomerate, as a result of a positive meeting with its new management and improving operating performance.

     The BRAZILIAN market benefited from President Cardoso's standing for reelection and a revaluation of state controlled companies in anticipation of privatization. Telebras, the largest holding in the Fund, rose 54% during the period. As long as momentum on the reform process and privatization continue, the outlook for Brazil remains positive. MEXICO was initially helped by lower domestic interest rates, but uncertainty over U.S. rates and a dispute with the

U.S. over drug certification led to a partial reversal. Declines in real wages continue to pressure the consumer sector, however growth should be more apparent during the second half of the year. In CHILE evidence of slower growth led to a decline in interest rates and, in turn, strong market performance. However, the seriousness of the drought has been a concern to the market, given the importance of the electricity sector in Chile.

AFRICA

     SOUTH AFRICA has seen a recovery both in the market and currency since the lows reached in November. Following the currency depreciation, the current account has begun to recover, and, with the domestic consumer weak, we expect interest rates to begin to fall later this year. With this improving economic picture we have been increasing our weighting to South Africa. Primedia, a small emerging media company added last year rose 85% over the period. It is a dominant player in radio, benefiting from privatization, as well as other alternative advertising media that suit the country.

     The Fund made its first investment in BOTSWANA during the period, purchasing Sechaba. The company has a virtual monopoly of both beer and soft drinks in the country and is benefiting from strong earnings growth.

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Schroder Emerging Markets Fund Institutional Portfolio (Fund)
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EASTERN EUROPE

     POLAND, weak at the end of 1996, rebounded in early 1997 following continuing positive macro-economic news. Key performers include construction and infrastructure related companies such as Bydgoska Fabryka Kabli SA and Gorazdze. HUNGARY remained the strongest market in the region buoyed by improving domestic demand and increasing demand from European Union and Central European countries. The country's austerity package began to show results, with growth expected to increase to 3% in 1997 and inflation falling to 17%. Gedeon Richter, the pharmaceutical firm was particularly strong. The CZECH REPUBLIC remains the laggard market in the region. Its growing trade deficit indicates that corporate restructuring and the resulting increased competitiveness have yet to materialize. Although the government has announced an austerity package, this may be too little too late. The RUSSIAN market has been strong over the past six months. The market has benefited from President Yelstin's cabinet shake-up where reformists now far outnumber the conservatives.

MEDITERRANEAN EUROPE

     TURKEY'S political crisis continues with the military taking a more aggressive stance to ensure a secular government. As a result, the macro-economic picture remains mixed. PORTUGAL has been strong following increasingly good economic news. Strong performers include the cement manufacturer Semapa and the retailer Jeronimo Martins. The GREEK market rallied during the period, reacting to its significant underperformance over the previous two years, which left the market cheap compared to its peers. Although the macro-economic performance of Greece is improving, the high budget and current account deficits remain a concern to investors.

EMERGING ASIA

     Over the period, the best performing markets were Taiwan (+25.5%) and India (+16.3%) in contrast to poor returns from Thailand (-25.8%) and Korea (-12.9%).

     In INDIA, the government passed a budget which was well received by investors. The recent political problems caused by the Congress Party's withdrawal of support for the government have now been resolved with the appointment of a new Prime Minister and the passing of the budget. Following good performance in the PHILIPPINES at the beginning of the period, we have reduced our weighting due to concerns about the health of the real estate market. As a result, we sold our holding in SM Prime. Investor confidence failed to return to THAILAND as fears of a Baht devaluation and a crisis in the banking sector lowered sentiment further. In Thailand's General Election the New Aspiration Party gained control but have had little success in bolstering the country's faltering economy.

     In KOREA, the recovery in global demand for electronics proved positive, and we added to our holding of Samsung Electronics. Exports, however, were impacted by the weakness of the won. Liquidity problems were eased somewhat by the expansion of the foreign ownership limit to 23%. We maintained a large weighting in CHINESE stocks over the period. As interest rates ease, economic activity is beginning to recover. The market showed little reaction to the death of Deng Xiaoping, with Jiang Zemin clearly seen as having consolidated his position as president.

     The views expressed in this report were those of the Fund's portfolio managers as of the dates specified and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

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Schroder Emerging Markets Fund Institutional Portfolio (Fund)
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          PORTFOLIO CHARACTERISTICS AS OF APRIL 30, 1997 (UNAUDITED)

                    COUNTRY WEIGHTINGS
                                               MSCI EMF
                                             (EX-MALAYSIA)
COUNTRY                  % OF NET ASSETS         INDEX
-----------------------------------------------------------
Brazil                         15.3%             17.2%
Mexico                          9.8%              9.2%
India                           8.4%              7.0%
China                           7.8%              0.7%
South Africa                    7.1%             13.2%
Indonesia                       5.5%              5.8%
Philippines                     5.3%              3.2%
Taiwan                          5.2%             11.2%
Korea, Republic of              4.9%              4.7%
Argentina                       4.6%              4.1%
Chile                           3.9%              4.4%
Portugal                        3.3%              2.4%
Thailand                        2.6%              4.2%
Poland                          2.6%              0.5%
Israel                          2.1%              2.5%
Hungary                         1.9%              0.6%
Turkey                          1.4%              1.8%
Egypt                           1.2%              0.0%
Peru                            0.8%              1.3%
Croatia                         0.8%              0.0%
Czech Republic                  0.6%              1.2%
Botswana                        0.4%              0.0%
Mauritius                       0.4%              0.0%
Greece                          0.4%              1.7%
Russia                          0.4%              0.0%
Slovak Republic                 0.2%              0.0%
Cash & Other Assets             3.1%              0.0%
                              ------
Total                         100.0%
                              ------
                              ------

                  INVESTMENT BY INDUSTRY
INDUSTRY                                   % OF NET ASSETS
----------------------------------------------------------
Services                                         18.1%
Finance                                          16.5%
Energy                                           14.0%
Materials                                        12.1%
Capital Equipment                                11.0%
Telecommunications                                8.4%
Multi-Industry                                    5.1%

Consumer Non-Durables                             4.5%
Retail                                            4.4%
Consumer Durables                                 3.1%
Cash & Other Assets                               2.8%
                                                ------
Total                                           100.0%
                                                ------

                     TOP TEN HOLDINGS
SECURITY                                   % OF NET ASSETS
----------------------------------------------------------
Telecomunicacoes Brasileiras SA (Bz)*            3.7%
Bharat Petroleum Corp. Ltd. (Ind)                2.2%
Mahanagar Telephone Nigam (Ind)                  2.1%
Centrais Eletricas Brasileiras SA (Bz)           1.9%
Petroleo Brasileiro SA-Petrobras (Bz)            1.7%
Philipine Long Distance Telephone Co. (Phl)      1.6%
Bharat Heavy Electricals Ltd. (Ind)              1.6%
Anglo-American Corp. (S. Afr)                    1.6%
Compania Naviera Perez Companc SA (Arg)          1.4%
Telecomunicacoes de Sao Paulo SA (Bz)            1.3%
                                               ------
Total                                           19.1%
                                               ------
                                               ------

* Includes Common and Preferred Stock

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Schroder Emerging Markets Fund Institutional Portfolio (Fund)
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STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
     Investments (Notes 1 and 2):
       Investments in Schroder Emerging Markets Fund
         Institutional Portfolio (the 'Portfolio')
          (cost $197,956,640)                            $232,619,185
     Interest, dividends and other receivables                 39,939
     Organization cost, net of amortization (Note 2)           17,533
                                                         ------------

            Total Assets                                  232,676,657
                                                         ------------

LIABILITIES:
     Payable to administrator (Note 3)                          1,599
     Payable to other related parties (Note 3)                  9,495
     Other payables and accrued expenses                       28,591
                                                         ------------

            Total Liabilities                                  39,685
                                                         ------------

            Net Assets                                   $232,636,972
                                                         ------------
                                                         ------------

COMPONENTS OF NET ASSETS:
     Paid-in capital                                     $208,965,571
     Undistributed net investment income (loss)                 2,972
     Accumulated net realized gain (loss)                 (10,192,363)
     Net unrealized appreciation (depreciation)
       on investments                                      33,860,792
                                                         ------------

            Net Assets                                   $232,636,972
                                                         ------------
                                                         ------------

NET ASSETS BY CLASS
     Investor Class                                      $215,090,184
     Advisor Class                                         17,546,788
                                                         ------------
            Net Assets                                   $232,636,972
                                                         ------------
                                                         ------------

SHARES OF BENEFICIAL INTEREST

     Investor Class                                        16,839,211
     Advisor Class                                          1,368,268

NET ASSET VALUE OFFERING AND REDEMPTION PRICE
  PER SHARE (NET ASSETS DIVIDED BY SHARES OF
  BENEFICIAL INTEREST)
     Investor Class                                            $12.77
     Advisor Class                                             $12.82

   The accompanying notes are an integral part of the financial statements.

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Schroder Emerging Markets Fund Institutional Portfolio (Fund)
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STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

NET INVESTMENT INCOME ALLOCATED FROM
    SCHRODER EMERGING MARKETS FUND INSTITUTIONAL PORTFOLIO
    (PORTFOLIO):
         Dividend income
          (net of foreign withholding taxes of $146,046)       $  1,839,773
         Interest income                                            217,336
         Net expenses                                            (1,875,839)
                                                               ------------
                Net Investment Income allocated from
                  the Portfolio                                     181,270
                                                               ------------
EXPENSES:
         Administration (Note 3)                                    102,766
         Transfer agency (Note 3)                                    13,348
         Shareholder services-Advisor Shares (Note 3)                16,097
         Accounting (Note 3)                                          6,000
         Legal                                                        5,508
         Audit                                                        5,250
         Registration                                                14,109
         Reporting                                                   17,030
         Trustees                                                     3,840
         Miscellaneous                                               12,039
                                                               ------------
                Total Expenses                                      195,987
         Fees waived and expenses reimbursed (Note 4)               (26,261)
                                                               ------------
                Net Expenses                                        169,726
                                                               ------------
NET INVESTMENT INCOME (LOSS)                                         11,544
                                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS ALLOCATED
  FROM THE PORTFOLIO:
         Net realized gain (loss) on investments sold            (3,423,244)
         Net realized gain (loss) on foreign currency
           transactions                                             (67,166)
                                                               ------------
                Net realized gain (loss) on investments
                  and foreign currency transactions              (3,490,410)
                                                               ------------
         Net change in unrealized appreciation (depreciation)
           on investments                                        32,182,256
         Net change in unrealized appreciation (depreciation)
           on foreign currency transactions                           4,182
                                                               ------------
                Net change in unrealized appreciation

                  (depreciation) on investments and foreign
                  currency transactions                          32,186,438
                                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   AND FOREIGN CURRENCY TRANSACTIONS ALLOCATED FROM THE
   PORTFOLIO                                                     28,696,028
                                                               ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $ 28,707,572
                                                               ------------
                                                               ------------

   The accompanying notes are an integral part of the financial statements.

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Schroder Emerging Markets Fund Institutional Portfolio (Fund)
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STATEMENTS OF CHANGES IN NET ASSETS

                                                            FOR THE SIX
                                                            MONTHS ENDED       FOR THE YEAR
                                                           APRIL 30, 1997         ENDED
                                                            (UNAUDITED)      OCTOBER 31, 1996
                                                           --------------    ----------------
NET ASSETS, BEGINNING OF PERIOD                              $167,570,050      $ 18,423,256
                                                             ------------      ------------
OPERATIONS:
         Net investment income (loss)                              11,544           425,357
         Net realized gain (loss) on investments sold          (3,490,410)       (6,759,042)
         Net change in unrealized appreciation
           (depreciation) on investments                       32,186,438           604,159
                                                             ------------      ------------
         Net increase (decrease) in net assets resulting
           from operations                                     28,707,572        (5,729,526)
                                                             ------------      ------------
DISTRIBUTION TO SHAREHOLDERS FROM:
         Net investment income - Investor Shares                 (150,511)         (102,592)
         Net investment income - Advisor Shares                   (10,884)               --
                                                             ------------      ------------
         Total distributions to shareholders                     (161,395)         (102,592)
                                                             ------------      ------------
CAPITAL SHARE TRANSACTIONS:
         Sale of shares - Investor Class                       25,532,978       156,323,036
         Sale of shares - Advisor Class                        15,937,193                --
         Reinvestment of distributions - Investor Class            87,690            33,428
         Reinvestment of distributions - Advisor Class             10,884                --
         Redemption of shares - Investor Class                 (5,048,000)       (1,377,552)
                                                             ------------      ------------
         Net increase (decrease) in capital transactions       36,520,745       154,978,912
                                                             ------------      ------------
         Net increase (decrease) in net assets                 65,066,922       149,146,794
                                                             ------------      ------------
NET ASSETS, END OF PERIOD (INCLUDING LINE A)                 $232,636,972      $167,570,050
                                                             ------------      ------------
                                                             ------------      ------------
(A) Accumulated undistributed net investment
    income (loss)                                           $       2,972      $    152,823
                                                             ------------      ------------
                                                             ------------      ------------
SHARE TRANSACTIONS
         Sale of shares - Investor Class                        2,083,247        13,540,103
         Sale of shares - Advisor Class                         1,367,389                --
         Reinvestment of distributions in shares -

           Investor Class                                           7,929             3,127
         Reinvestment of distributions in shares -
           Advisor Class                                              978                --
         Redemption of shares - Investor Class                   (405,338)         (123,180)
                                                             ------------      ------------
         Net increase (decrease) in shares                      3,054,205        13,420,050
                                                             ------------      ------------
                                                             ------------      ------------

   The accompanying notes are an integral part of the financial statements.

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FINANCIAL HIGHLIGHTS--INVESTOR SHARES

     Selected per share data and ratios for an Investor share outstanding throughout each period:

                                                                         For the
                                                                     Six Months Ended              For the
                                                                        April 30,                Year Ended
                                                                           1997                  October 31,
                                                                       (Unaudited)         1996(a)       1995(b)
                                                                     ----------------      -------       -------
Net Asset Value, Beginning of Period                                     $  11.06          $  10.63      $   10.00
                                                                         --------          --------      ---------
Investment Operations
  Net Investment Income (Loss)                                                 --              0.02(c)        0.02
  Net Realized and Unrealized Gain (Loss) on Investments                     1.72              0.43(d)        0.61
                                                                         --------          --------      ---------
Total from Investment Operations                                             1.72              0.45           0.63
                                                                         --------          --------      ---------
Distributions From
  Net Investment Income                                                     (0.01)            (0.02)            --
                                                                         --------          --------      ---------
Total Distributions                                                         (0.01)            (0.02)            --
                                                                         --------          --------      ---------
Net Asset Value, End of Period                                           $  12.77          $  11.06      $   10.63
                                                                         --------          --------      ---------
                                                                         --------          --------      ---------

Total Return(e)                                                             15.57%(f)          4.22%          6.30%
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)                               $215,090          $167,570      $  18,423
Ratios to Average Net Assets:
  Expenses including reimbursement/waiver                                    1.54%(c)(g)       1.60%          1.58%(g)
  Expenses excluding reimbursement/waiver                                    1.64%(c)(g)       1.71%          2.45%(g)
  Net investment income (loss) including reimbursement/waiver                0.02%(c)(g)       0.36%          0.46%(g)
Average Commission rate(h)                                               $ 0.0010          $ 0.0008            N/A
Portfolio turnover rate(i)                                                  15.31%           102.70%         44.10%

------------------

(a) On May 17, 1996, the Fund began offering two classes of shares, Investor Shares and Advisor Shares, and all then outstanding shares of the Fund were converted to Investor Shares.

(b) The Fund commenced operations on March 31, 1995 and converted to Core and

    Gatewayr on November 1, 1995.

(c) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(d) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period ended due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(e) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.

(f) Not Annualized.

(g) Annualized.

(h) For the fiscal year beginning on or after September 1, 1995, the Fund is required to disclose average commission per share paid to brokers on the purchase and sale of Portfolio's investment portfolio securities.

(i) Portfolio turnover represents the rate of portfolio activity. The rate after October 31, 1995, represents the portfolio turnover rate of the Portfolio.

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FINANCIAL HIGHLIGHTS--ADVISOR SHARES

     Selected per share data and ratios for an Advisor share outstanding throughout the period:

                                                                 For the
                                                              Period Ended
                                                                April 30,
                                                                1997 (a)
                                                              (Unaudited)

Net Asset Value, Beginning of Period                            $  11.28
                                                                --------
Investment Operations
  Net Investment Income (Loss)                                     (0.01)(b)
  Net Realized and Unrealized Gain (Loss) on Investments            1.56
                                                                --------
Total from Investment Operations                                    1.55
                                                                --------
Distributions From
  Net Investment Income                                            (0.01)
                                                                --------
Total Distributions                                                (0.01)
                                                                --------
Net Asset Value, End of Period                                  $  12.82
                                                                --------
                                                                --------

Total Return (c)                                                   13.75%(d)
Ratio/Supplementary Data
Net Assets at End of Period (in thousands)                      $ 17,542
Ratios to Average Net Assets:
  Expenses including reimbursement/waiver                           1.79%(b)(e)
  Expenses excluding reimbursement/waiver                           2.04%(b)(e)
  Net investment income (loss) including reimbursement/waiver      (0.13)%(b)(e)
Average Commission rate (f)                                     $ 0.0010
Portfolio turnover rate (g)                                        15.31%

------------------
(a) Advisor Class shares were first issued on November 21, 1996.

(b) Includes the Fund's proportionate share of income and expenses of the Portfolio.

(c) Total return calculation does not include the purchase or redemption fee of 0.50%, respectively.

(d) Not Annualized.


(e) Annualized.

(f) Amount represents the average commission per share paid to brokers on the purchase and sale of Portfolio's investment portfolio securities.

(g) Portfolio turnover represents the rate of portfolio activity of the Portfolio.

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Schroder Emerging Markets Fund Institutional Portfolio (Fund)
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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION

         Schroder Capital Funds (Delaware) (the 'Trust') was organized as a Maryland corporation on July 30, 1969; reorganized as a series company on February 29, 1988, as Schroder Capital Funds, Inc.; and reorganized on January 9, 1996, as a Delaware business trust. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the 'Act'), currently has six investment portfolios. Included in this report is the Schroder Emerging Markets Fund Institutional Portfolio (the 'Fund'), a non-diversified portfolio that commenced operations on March 31, 1995. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Investor Shares and Advisor Shares of beneficial interest without par value. As of April 30, 1997, both Investor Shares and Advisor Shares had been issued.

   MASTER FEEDER ARRANGEMENT

         Effective November 1, 1996, the Fund seeks to achieve its investment objective by investing all of its investable assets in a separate non-diversified portfolio, Schroder Emerging Markets Fund Institutional Portfolio (the 'Portfolio'), of Schroder Capital Funds ('Schroder Core') that has the same investment objective and substantially similar investment policies as the Fund. This is commonly referred to as a master-feeder arrangement. Schroder Core also is registered as an open-end, management investment company. The Fund may withdraw its investment from the Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. The Fund accounts for its investment in the Portfolio as a partnership investment and records its share of the Portfolio income, expense and realized and unrealized gain and loss daily. The financial statements of the Portfolio are included on pages 14 to 25 in this report and should be read in conjunction with the Fund's financial statements. The Fund owns substantially all of the interests in the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following represent significant accounting policies of the Fund:

   SECURITY VALUATION


         The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern time, on each Fund business day. Valuation of securities held in the Portfolio are discussed in the Notes to the Financial Statements of the Portfolio.

   INVESTMENT INCOME AND EXPENSES

         The Trust records daily its pro rata share of the Portfolios' income, expenses and realized and unrealized gain and loss. In addition, the Fund accrues its own expenses.

   DISTRIBUTIONS TO SHAREHOLDERS

         Dividends and net capital gain, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations.

--------------------------------------------------------------------------------
Schroder Emerging Markets Fund Institutional Portfolio (Fund)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONTINUED)

   FEDERAL TAXES

         The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

   EXPENSE ALLOCATION

         The Trust accounts separately for the assets and liabilities and operation of each Fund. Expenses that are directly attributable to more than one Fund are allocated among the respective Funds. Expenses that are directly attributable to a class are allocated to that class.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER

         The Fund currently invests all of its assets in the Portfolio which retains Schroder Capital Management International Inc. (the 'SCMI') to act as investment adviser pursuant to an Investment Advisory Agreement. See Notes to the Financial Statements of the Portfolio.

   ADMINISTRATOR AND SUBADMINSTRATOR


         Effective November 26, 1996 and February 1, 1997, the Fund has entered into Administration and Subadministration Agreements with Schroder Fund Advisors Inc. ('Schroder Advisors') and Forum Administrative Services, Limited Liability Company ('Forum'). From November 26, 1996 through January 31, 1997 the Fund had a Subadministration Agreement with Forum Financial Services, Inc. ('FFSI') that was identical in all material terms to the February 1, 1997 Agreement with Forum. For these services, Schroder Advisors is entitled to receive compensation at annual fees payable monthly of 0.05% of the average daily net assets of the Fund. For its services, Forum is entitled to receive compensation at annual fees payable monthly of 0.05% of the average daily net assets of the Fund. Prior to November 26, 1996, Schroder Advisors was entitled to compensation at an annual rate of 0.10% of the average daily net assets and obligated to pay a fee to FFSI.

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         The transfer agent and dividend disbursing agent for the Fund is Forum Financial Corp.(Registered) ('FFC'). The Transfer Agent is paid a transfer agent fee in the amount of $12,000 per year, plus certain other fees and expenses.

   SHAREHOLDER SERVICE PLAN AND SERVICE ORGANIZATIONS

         The Trust has adopted a Shareh older Service Plan (the 'Plan') for the Advisor Share Class under which Schroder Advisors is authorized to pay Service Organizations a servicing fee. Payments under the Plan may be for various types of services. The maximum annual amount payable under the Plan is 0.25% of the Fund's average net assets attributable to the Advisor Shares.

   OTHER SERVICE PROVIDERS

         The fund accountant of the Fund is FFC. For its services to the Fund, FFC is entitled to receive from the Trust a fee $12,000 per year.

--------------------------------------------------------------------------------
Schroder Emerging Markets Fund Institutional Portfolio (Fund)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONCLUDED)

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

         Schroder Advisors has voluntarily waived a portion of its fee and have assumed certain expenses of the Portfolio so that its total expenses would not exceed 1.60% on Investor Shares and 1.85% on Advisor Shares of the respective share's average daily net assets. The expense limitations cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust. SCMI, Forum and FFC may waive voluntarily all or a portion of their fees, from time to time. For the six months ended April 30, 1997, fees waived and expenses reimbursed by Schroder Advisors were $16,399 and $9,862, respectively.


NOTE 5. PURCHASE AND REDEMPTION FEES

         Purchases and redemptions of Fund shares are subjected to a fee 0.50% of the amount invested and 0.50% of the net asset value redeemed, respectively. These charges are designed to cover the transaction costs the Fund incurs (either directly or indirectly as a result of its investment in the Portfolio) as a result of investments or the redemption of Fund shares. These charges, which are not a sales charge, are paid to the Fund, not Schroder Advisors or any other entity. The purchase fee for the six months ended April 30, 1997 and the year ended October 31, 1996 were $207,351 and $787,563, respectively. The redemption fee for the six months ended April 30, 1997 and the year ended October 31, 1996 were $25,240 and $6,886, respectively. The purchase and redemption fees are included in the Statement of Changes shares sold and shared redeemed amounts, respectively, and are included as part of Paid in Capital.

NOTE 6. FEDERAL INCOME TAXES

         As of April 30, 1997, the Fund has capital loss carryovers available to offset future capital gains as follows:

Carryovers expire on October 31, 2003................ $  159,533
Carryovers expire on October 31, 2004................  6,451,242

--------------------------------------------------------------------------------
Schroder Emerging Markets Fund Institutional Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF APRIL 30, 1997 (UNAUDITED)

              STOCKS AND WARRANTS - 96.9%
  SHARES                                    VALUE US$
-----------                                ------------
              ARGENTINA - 4.6%
              COMMON STOCK
     69,100   Banco de Galicia y Buenos
                Aires SA de CV ADR
                Finance                    $  1,681,072
    356,600   CIADEA SA
                Capital Equipment             1,515,852
    412,570   Compania Naviera Perez
                Companc SA
                Multi-Industry                3,321,851
    200,000   Telecom Argentina
                Stet - Frane Telecom SA
                Services                      1,000,200
    489,000   Telefonica de Argentina SA
                Services                      1,618,913
     30,300   Telefonica de Argentina SA
                ADR
                Services                      1,007,475
     22,600   YPF Sociedad Anonima ADR
                Energy                          624,325
                                           ------------
                                             10,769,688
                                           ------------
              BOTSWANA - 0.4%
              COMMON STOCK
  1,195,000   Sechaba Investment Trust(a)
                Services                      1,042,787
                                           ------------
                                              1,042,787
                                           ------------
              BRAZIL - 15.3%
              COMMON STOCK
 37,000,000   Companhia Energetica de
                Minas Gerais
                Services                      1,683,874
 13,600,000   Companhia Paulista de Forca
                e Luz - CPFL
                Energy                        2,071,650
 30,383,000   Telecomunicacoes Brasileiras
                SA -  Telebras
                Telecommunications            3,265,423
                                           ------------
                                              7,020,947

                                           ------------
              PREFERRED STOCK
190,100,000   Banco Brasileiro de Decontos
                SA
                Finance                       1,555,119
 19,000,000   Banco Nacional SA(a)
                Finance                               0
  9,641,000   Centrais Eletricas
                Brasileiras SA -
                 Eletrobras
                Energy                        4,505,479
     47,200   Companhia Vale do Rio Doce
                Finance                       1,198,308


  SHARES                                    VALUE US$
-----------                                ------------
              BRAZIL (CONCLUDED)
  1,180,250   IKPC - Industrias Klabin de
                Papel e Celulose SA
                Services                   $  1,187,464
  1,915,000   Itausa Investimentos Itau SA
                Multi-Industry                1,620,592
  1,558,055   Multibras Eletrodomesticos
                SA
                Capital Equipment             1,845,932
 18,050,000   Petrol
                Brasileiro - Petrobras
                Energy                        3,827,245
     46,800   Telecomunicacoes Brasileiras
                SA -  Telebras ADR
                Telecommunications            5,370,300
 10,866,000   Telecomunicacoes de Sao
                Paulo SA - TELESP
                Services                      3,085,596
  7,500,000   Telecomunicacoes do Rio de
                Janeiro SA - Telerj
                Services                      1,258,815
 49,800,000   Uniao de Bancos Brasileiro
                Finance                       1,873,060
982,398,230   Usinas Siderurgicas de Minas
                Gerais SA
                Capital Equipment             1,200,862
                                           ------------
                                             28,528,772
                                           ------------
                                             35,549,719
                                           ------------
              CHILE - 3.9%
              COMMON STOCK
     56,200   Administradora de Fondos de
                Pensiones Provida SA ADR
                Materials                     1,011,600
    120,000   Banco Santander Chile ADR

                Finance                       1,920,000
     22,000   Chilgener SA
                Energy                          627,000
     53,125   Compania de Telecomunicacion
                de Chile SA ADR
                Telecommunications            1,719,923
     63,300   Maderas y Sinteticos
                Sociedad Anonima SA ADR
                Multi-Industry                1,012,800
     23,500   Quimica y Minera Chile SA
                ADR
                Materials                     1,392,375
     56,900   Santa Isabel SA ADR
                Retail                        1,386,939
                                           ------------
                                              9,070,637
                                           ------------

--------------------------------------------------------------------------------
Schroder Emerging Markets Fund Institutional Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF APRIL 30, 1997 (UNAUDITED)

  SHARES                                    VALUE US$
-----------                                ------------
              CHINA, PEOPLES REPUBLIC
                OF - 2.3%
              COMMON STOCK
  3,100,000   Beijing Datang Power
                Generation, Co., Ltd.
                Class H(a)
                Energy                     $  1,610,727
    684,700   Guangdong Electric Power Co.
                Energy                          769,863
    121,000   Huaneng Power International
                Inc. ADR(a)
                Energy                        2,934,250
                                           ------------
                                              5,134,840
                                           ------------
              CROATIA - 0.8%
              COMMON STOCK
    120,060   Pliva DD GDR(a)
                Consumer Durables             1,809,905
                                           ------------
                                              1,809,905
                                           ------------
              CZECH REPUBLIC - 0.6%
              COMMON STOCK
      6,420   SPT Telekom AS(a)
                Services                        678,300
      2,430   Tabak AS
                Consumer Non-Durables           630,543
                                           ------------
                                              1,308,843
                                           ------------
              EGYPT - 1.2%
              COMMON STOCK
    122,000   Commercial International
                Bank GDR(a)
                Finance                       2,745,000
                                           ------------
                                              2,745,000
                                           ------------
              GREECE - 0.4%
              COMMON STOCK
     29,550   Hellenic Bottling Co. SA
                Consumer Non-Durables           959,861
                                           ------------

                                                959,861
                                           ------------
              HONG KONG - 5.5%
              COMMON STOCK
  1,210,000   China Overseas Land &
                Investment
                Finance                         683,373
  1,304,000   China Resources Beijing Land
                Finance                         858,504
    934,000   China Resources Enterprise
                Ltd.
                Finance                       2,580,211
  1,940,000   Cosco Pacific Ltd.
                Services                      2,717,228
  1,534,000   Guangdong Investments
                Services                      1,435,680

  SHARES                                    VALUE US$
-----------                                ------------
              HONG KONG (CONCLUDED)
    850,000   Guangnan Holdings
                Services                   $  1,223,455
    685,000   New World Infrastructure(a)
                Finance                       1,936,552
    110,000   Shanghai Industrial
                Holdings, Ltd.(a)
                Multi-Industry                  619,118
  1,814,000   Zhenhai Refining & Chemical
                Co. Ltd.
                Energy                          772,763
                                           ------------
                                             12,826,884
                                           ------------
              WARRANTS
    121,428   Guangnan Holdings, Ltd.
                Services                         67,403
                                           ------------
                                             12,894,287
                                           ------------
              HUNGARY - 1.9%
              COMMON STOCK
     36,360   BorsodChem Rt.
                Materials                     1,308,960
     29,200   Gedeon Richter RT(a)(b)
                Consumer Durables             1,940,677
     25,320   Pannonplast RT
                Materials                     1,262,151
                                           ------------
                                              4,511,788
                                           ------------
              INDIA - 8.4%
              COMMON STOCK
    166,000   BSES Ltd.
                Energy                        1,137,464

    340,000   Bharat Heavy Electricals
                Ltd.
                Capital Equipment             3,741,854
    485,000   Bharat Petroleum
                Energy                        5,222,347
    591,000   Mahanagar Telephone Nigam
                Ltd.
                Services                      4,904,201
     48,000   Ranbaxy Laboratories Ltd.
                Consumer Durables               872,605
    322,000   State Bank of India
                Finance                       2,895,344
    856,300   Steel Authority of India
                Ltd.
                Capital Equipment               515,382
      5,300   Videsh Sanchar Nigam Ltd.
                Services                        178,025
                                           ------------
                                             19,467,222
                                           ------------
              INDONESIA - 5.5%
              COMMON STOCK
    188,000   London Sumatra Indonesia(a)
                Energy                          487,408

--------------------------------------------------------------------------------
Schroder Emerging Markets Fund Institutional Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF APRIL 30, 1997 (UNAUDITED)

  SHARES                                    VALUE US$
-----------                                ------------
              INDONESIA (CONCLUDED)
    635,000   PT Astra International
                Capital Equipment          $  2,325,721
  3,853,923   PT Bank Internasional
                Indonesia
                Finance                       2,775,458
    374,000   PT Gudang Garam
                Consumer Non-Durables         1,569,876
    105,000   PT Hanjaya Mandala Sampoerna
                Consumer Non-Durables           422,377
    967,200   PT Indofoods Sukses Makmur
                Consumer Non-Durables         2,000,075
    476,500   PT Jaya Real Property
                Finance                         618,298
    228,000   PT Kalbe Farma
                Consumer Durables               225,185
  1,500,000   PT Telekomunikasi Indonesia
                Services                      2,175,925
                                           ------------
                                             12,600,323
                                           ------------
              WARRANTS
    253,682   Bank International Indonesia
                Finance                          80,907
                                           ------------
                                             12,681,230
                                           ------------
              ISRAEL - 2.1%
              COMMON STOCK
     88,290   Osem Investment Ltd.
                Consumer Non-Durables           478,503
    491,400   Supersol Ltd.
                Retail                        1,467,230
     65,000   Tadiran Telecommunications
                Ltd.
                Services                      1,267,500
     35,200   Teva Pharmaceutical ADR
                Consumer Durables             1,786,400
                                           ------------
                                              4,999,633
                                           ------------
              KOREA, REPUBLIC OF - 4.9%
              COMMON STOCK
     40,000   Kookmin Bank GDR

                Finance                         703,000
     87,010   Korea Electric Power Corp.
                Energy                        2,594,690
     12,282   L.G. Information and
                Communication Ltd.
                Capital Equipment             1,211,677
     26,000   Pohang Iron & Steel Co. Ltd.
                Materials                     1,835,739
      2,009   SK Telecom Co. Ltd.
                Telecommunications            1,602,155
     24,636   Samsung Electronics Co.(a)
                Capital Equipment             1,857,809

  SHARES                                    VALUE US$
-----------                                ------------
              KOREA, REPUBLIC
                OF (CONCLUDED)
    107,000   Shinhan Bank
                Finance                    $  1,524,870
                                           ------------
                                             11,329,940
                                           ------------
              MAURITIUS - 0.4%
              COMMON STOCK
  1,566,670   State Bank of Mauritius Ltd.
                Finance                         991,322
                                           ------------
                                                991,322
                                           ------------
              MEXICO - 9.8%
              COMMON STOCK
    108,500   Bufete Industrial SA ADR(a)
                Capital Equipment             2,075,064
    781,720   Cemex SA de CV
                Materials                     2,595,085
    170,741   Cifra SA de CV - Series A
                Retail                          255,494
  1,396,000   Cifra SA de CV
                Retail                        2,124,060
    586,000   Consorcio ARA SA(a)
                Capital Equipment             1,989,563
    507,000   Fomento Economico Mexicano
                SA de CV
                Services                      2,384,382
    286,400   Grupo Carso SA de CV
                Multi-Industry                1,656,638
  2,050,000   Grupo Financiero Bancomer SA
                de CV Series B
                Services                        721,786
     38,000   Grupo Televisa SA(a)
                Services                        878,750
    381,000   Industrias Penoles(a)
                Materials                     1,787,022
    332,500   Kimberly-Clark de Mexico SA

                de CV
                Consumer Non-Durables         1,220,874
    263,300   Sanluis Corporacion SA de CV
                Multi-Industry                1,523,017
     46,900   Telefonos de Mexico SA ADS
                Telecommunications            1,934,625
    102,600   Tubos de Acero de Mexico SA
                ADR(a)
                Materials                     1,680,076
                                           ------------
                                             22,826,436
                                           ------------
              PERU - 0.8%
              COMMON STOCK
     40,500   CPT Telefonica del Peru SA
                ADS
                Telecommunications              972,000

--------------------------------------------------------------------------------
Schroder Emerging Markets Fund Institutional Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONTINUED)
AS OF APRIL 30, 1997 (UNAUDITED)

  SHARES                                    VALUE US$
-----------                                ------------
              PERU (CONCLUDED)
     46,800   Credicorp Ltd.
                Finance                    $    982,800
                                           ------------
                                              1,954,800
                                           ------------
              PHILIPPINES - 5.3%
              COMMON STOCK
  3,539,844   Ayala Land Inc.
                Finance                       2,550,513
    875,000   C & P Homes, Inc.
                Finance                         331,816
  1,248,000   Fil-Estate Land Inc.
                Finance                         354,949
    235,600   Manila Electric Co. 'B'
                Shares
                Energy                        1,465,240
     93,751   Metropolitan Bank & Trust
                Co.
                Finance                       1,919,796
  2,785,000   Petron Corp.
                Energy                        1,024,440
     67,000   Philippine Long Distance
                Telephone Co.
                Telecommunications            3,823,853
    292,000   San Miguel Corp. Class B
                Consumer Non-Durables           841,562
                                           ------------
                                             12,312,169
                                           ------------
              POLAND - 2.6%
              COMMON STOCK
     33,080   Bank Rozwoju Eksportu SA(a)
                Finance                         789,661
    208,330   Bydgoska Fabryka Kabli SA(a)
                Capital Equipment             1,580,850
     39,800   Gorazdze
                Materials                     1,333,880
     48,850   Krosno SA
                Materials                       756,813
     68,004   Zaklandy Metali Lekkich
                Kety(a)
                Materials                     1,483,582
                                           ------------

                                              5,944,786
                                           ------------
              PORTUGAL - 3.3%
              COMMON STOCK
     35,902   Estabelecimentos Jeronimo
                Martins & Filho(a)
                Retail                        2,149,016
     32,640   Portugal Telecom SA
                Telecommunications            1,203,253
    135,100   Semapa - Sociedade de
                Investimento e Gestao SGPS
                SA
                Materials                     2,892,583

  SHARES                                    VALUE US$
-----------                                ------------
              PORTUGAL (CONCLUDED)
     17,000   Telecel-Comunicacaoes
                Pessoais SA(a)
                Services                   $  1,464,732
                                           ------------
                                              7,709,584
                                           ------------
              WARRANTS
      2,992   Estabelecimentos Jeronimo
                Martins & Filho
                Retail                           54,245
                                           ------------
                                              7,763,829
                                           ------------
              RUSSIA - 0.4%
              COMMON STOCK
     54,000   Gazprom ADR(a)
                Energy                          842,400
                                           ------------
                                                842,400
                                           ------------
              SLOVAK REPUBLIC - 0.2%
              COMMON STOCK
      9,076   Nafta Gbely AS
                Services                        398,905
                                           ------------
                                                398,905
                                           ------------
              SOUTH AFRICA - 7.1%
              COMMON STOCK
     57,800   Anglo American Corp. of
                South Africa Ltd.
                Materials                     3,691,713
    243,000   Barlow Ltd.
                Multi-Industry                2,677,838
     56,777   Ellerine Holdings Ltd.
                Services                        357,527
     45,649   Foodcorp Ltd.

                Services                        332,628
    407,000   Malbak Ltd.
                Multi-Industry                  659,036
    444,000   Nampak Ltd.
                Services                      1,907,208
    153,695   New Clicks Holdings Ltd.
                Services                        176,284
    250,000   Primedia Ltd.
                Services                      1,748,566
     90,000   Sasol Ltd.
                Energy                        1,153,716
     77,055   South African Breweries Ltd.
                Consumer Non-Durables         2,270,146
     67,114   South African Druggists Ltd.
                Consumer Durables               562,242
    728,249   Waltons Stationary Co. Ltd.
                Retail                        1,080,949
                                           ------------
                                             16,617,853
                                           ------------

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Schroder Emerging Markets Fund Institutional Portfolio
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (CONCLUDED)
AS OF APRIL 30, 1997 (UNAUDITED)

  SHARES                                    VALUE US$
-----------                                ------------
              TAIWAN - 5.2%
              COMMON STOCK
    113,000   Asia Cement Corp. GDS
                Materials                  $  2,048,125
    106,600   China Steel Corp. GDS
                Materials                     2,451,800
     47,100   Evergreen Marine Corp.(a)
                Capital Equipment               858,398
    125,000   ROC Taiwan Fund(a)
                Finance                       1,609,376
     58,000   Siliconware Precision
                Industries Co.(a)
                Capital Equipment             1,093,300
     36,000   Taiwan Fund Inc.
                Finance                         904,500
    115,000   Teco Electric & Machinery
                GDR(a)
                Capital Equipment             2,392,000
     56,000   Yang Ming Marine Transport
                GDR(a)
                Services                        728,000
                                           ------------
                                             12,085,499
                                           ------------
              THAILAND - 2.6%
              COMMON STOCK
     38,000   Bangkok Bank Public Co. Ltd.
                Finance                         352,000
    405,000   Electricity Generating
                Public Co. Ltd.
                Energy                        1,085,167
    204,000   Land & House Public Co. Ltd.
                Finance                         581,741
    373,000   Siam Makro Public Co. Ltd.
                Services                        820,957
    440,000   TelecomAsia Corp. Public Co.
                Ltd.(a)
                Telecommunications              669,472
    199,000   Thai Farmers Bank Public Co.
                Ltd.
                Finance                       1,203,522

  SHARES                                    VALUE US$
-----------                                ------------

              THAILAND (CONCLUDED)
    245,000   Total Access Communication
                Public Co. Ltd.
                Services                   $  1,261,750
                                           ------------
                                              5,974,609
                                           ------------
              WARRANTS
     11,750   Thai Farmers Bank Public
                Co., Ltd.
                Finance                           8,545
                                           ------------
                                              5,983,154
                                           ------------
              TURKEY - 1.4%
              COMMON STOCK
  1,728,720   Migros Turk
                Retail                        1,753,461
  5,223,720   Netas Telekomunik
                Services                      1,445,040
                                           ------------
              Total Turkey                    3,198,501
                                           ------------
              TOTAL STOCKS AND WARRANTS     225,375,034
                                           ------------
              TAIWAN - 0.3%
              FIXED RATE BONDS - CORPORATE
    700,000   Delta Electronic, 0.50%,
                3/6/04
                Capital Equipment               767,375
                                           ------------
              REPURCHASE AGREEMENTS - 1.3%
  3,000,000   Chase Securities, Inc.,
                5.35%,
                5/1/97, to be repurchased
                at $3,000,446.
                Collateralized by
                $3,000,000 U.S. Treasury
                Bonds, 10.625%, 8/15/15       3,000,000
                                           ------------
              Total Investments - 98.5%
                (cost $194,881,543)         229,142,409
              Other Assets Less
                Liabilities - 1.5%            3,476,776
                                           ------------
              Total Net Assets - 100.0%    $232,619,185
                                           ------------
                                           ------------
------------------

(a) Non-income producing security.
ADR - American Depositary Receipts
GDR - Global Depositary Receipts


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Schroder Emerging Markets Fund Institutional Portfolio
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
     Investments (Note 2):
       Investments at cost                                   $194,881,543
     Net unrealized appreciation (depreciation)                34,260,866
                                                             ------------
                     Total Investments at value               229,142,409

     Cash                                                       4,413,118
     Receivable for securities sold                               698,759
     Receivable for dividends, tax reclaims and interest          872,677
     Organization costs, net of amortization (Note 2)               8,657
                                                             ------------

                     Total Assets                             235,135,620
                                                             ------------

LIABILITIES:
     Payable for securities purchased                           1,705,853
     Payable to investment adviser (Note 3)                       161,391
     Payable to administrator (Note 3)                             36,405
     Other payables and accrued expenses                          612,786
                                                             ------------

                     Total Liabilities                          2,516,435
                                                             ------------

                     Net Assets                              $232,619,185
                                                             ------------
                                                             ------------

COMPONENTS OF NET ASSETS:
     Investors' capital                                      $198,758,393
     Net unrealized appreciation (depreciation)
      on investments                                           33,860,792
                                                             ------------

                     Net Assets                              $232,619,185
                                                             ------------
                                                             ------------

   The accompanying notes are an integral part of the financial statements.

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Schroder Emerging Markets Fund Institutional Portfolio
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STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
         Dividend income (net of foreign withholding
           taxes of $146,046)                                     $ 1,839,773
         Interest income                                              217,336
                                                                  -----------
                        Total Investment Income                     2,057,109
                                                                  -----------

EXPENSES:
         Investment advisory (Note 3)                              1,024,883
         Administration (Note 3)                                     153,732
         Transfer agency (Note 3)                                      6,012
         Custody                                                     221,265
         Accounting (Note 3)                                          37,000
         Legal                                                         6,892
         Audit                                                        18,500
         Trustees                                                      7,412
         Taxes                                                       448,091
         Miscellaneous                                                34,704
                                                                 -----------
                        Total Expenses                             1,958,491
         Fees waived and expenses reimbursed (Note 6)                (82,653)
                                                                 -----------
                        Net Expenses                               1,875,838
                                                                 -----------

NET INVESTMENT INCOME (LOSS)                                         181,271
                                                                 -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS:
         Net realized gain (loss) on investments sold            (3,423,244)
         Net realized gain (loss) on foreign currency
           transactions                                             (67,166)
                                                                -----------
                        Net realized gain (loss) on
                        investments and foreign currency
                        transactions                             (3,490,410)
                                                                -----------
         Net change in unrealized appreciation (depreciation)
           on investments                                        32,182,256
         Net change in unrealized appreciation (depreciation)
           on foreign currency transactions transactions              4,182
                                                                -----------
                        Net change in unrealized appreciation
                        (depreciation) on investments and

                        foreign currency transactions            32,186,438
                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
    FOREIGN CURRENCY TRANSACTIONS                                28,696,028
                                                                -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                             $28,877,299
                                                                -----------
                                                                -----------

   The accompanying notes are an integral part of the financial statements.

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Schroder Emerging Markets Fund Institutional Portfolio
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE SIX
                                                                            MONTHS ENDED
                                                                             APRIL 30,        FOR THE YEAR
                                                                                1997             ENDED
                                                                            (UNAUDITED)     OCTOBER 31, 1996
                                                                            ------------    ----------------
NET ASSETS, BEGINNING OF PERIOD                                             $167,549,528      $         --
                                                                            ------------      ------------
OPERATIONS:
         Net investment income (loss)                                            181,271           605,321
         Net realized gain (loss) on investments sold                         (3,490,410)       (6,759,042)
         Net change in unrealized appreciation (depreciation) on
           investments                                                        32,186,438         1,674,354
                                                                            ------------      ------------
         Net increase (decrease) in net assets resulting from operations      28,877,299        (4,479,367)
                                                                            ------------      ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
         Contributions                                                        41,438,448       173,679,036
         Withdrawals                                                          (5,246,090)       (1,650,141)
                                                                            ------------      ------------
         Net transactions in investors' beneficial interest                   36,192,358       172,028,895
                                                                            ------------      ------------
         Net increase (decrease) in net assets                                65,069,657       167,549,528
                                                                            ------------      ------------
NET ASSETS, END OF PERIOD                                                   $232,619,185      $167,549,528
                                                                            ------------      ------------
                                                                            ------------      ------------

    The accompanying notes are an integral part of the financial statements.

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Schroder Emerging Markets Fund Institutional Portfolio
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FINANCIAL HIGHLIGHTS

Portfolio performance for the following periods:

                                                                              For the Six
                                                                              Months Ended       For the Year
                                                                             April 30, 1997         Ended
                                                                              (Unaudited)      October 31, 1996
                                                                             --------------    ----------------

Ratio to Average Net Assets:
  Expenses including reimbursement/waiver                                          1.40%(a)            1.45%
  Expenses excluding reimbursement/waiver                                          1.91%(a)            1.51%
  Net investment income including reimbursement/waiver                             0.61%(a)            0.52%
Average brokerage commission per share (b)                                        $0.0010             $0.0008
Portfolio turnover rate                                                           15.31%             102.70%

------------------
(a) Annualized.

(b) Amount represents the average commission per share paid to brokers on the purchase and sale of portfolio securities.

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Schroder Emerging Markets Fund Institutional Portfolio
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION

         Schroder Capital Funds ('Schroder Core') was organized as a Delaware business trust by on September 7, 1995. Schroder Core, which is registered as an open-end, management investment company under the Investment Company Act of 1940 (the 'Act'), currently has five investment portfolios. Included in this report is Schroder Emerging Markets Fund Institutional Portfolio (the 'Portfolio'), a non-diversified portfolio that commenced operations on November 1, 1995. Under its Trust Instrument, Schroder Core is authorized to issue an unlimited number of interests without par value. Interests in the Portfolio are sold in private placement transactions without any sales charges to institutional clients, including open-end, management investment companies. Purchases and redemptions are subject to a subscription transactions charge of 0.50% payable to the Portfolio to reimburse transaction costs incurred with respect to the portfolio's purchase or sale of portfolio investments.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

         The following represent significant accounting policies of the
   Portfolio:

   SECURITY VALUATION

         Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the last sale price on the proceeding trading day or at closing mid-market prices. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Schroder Core Board of Trustees.

   SECURITY TRANSACTIONS AND INVESTMENT INCOME

         Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of discount or premium, is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain and loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

         Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

         The Portfolio may enter into forward contracts to purchase or sell foreign currencies to protect against the effect on the U.S. dollar value of the underlying portfolio of possible adverse movements in foreign exchange rates. Risks associated with such contracts include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such contracts are recorded as unrealized gain or loss; realized gain or loss include net gain or loss on contracts that have terminated by settlement or by the Portfolio entering into offsetting commitments.

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Schroder Emerging Markets Fund Institutional Portfolio
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONTINUED)

   REPURCHASE AGREEMENTS

         The Portfolio may invest in repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the underlying collateral at all times. In the event of default, the Portfolio may have difficulties with the disposition of any securities held as collateral.

   ORGANIZATIONAL COSTS

         Costs incurred by the Portfolio in connection with this organization and initial registration are being amortized on a straight line basis over a five-year period.

NOTE 3. INVESTMENT ADVISORY AND OTHER SERVICES

   INVESTMENT ADVISER


         The investment adviser to the Portfolio is Schroder Capital Management International Inc. ('SCMI'). Pursuant to an Investment Advisory Agreement, SCMI is entitled to receive an annual fee, payable monthly, of 1.00% of the average daily net assets of the Portfolio.

   ADMINISTRATOR AND SUBADMINISTRATOR

         Effective November 26, 1996 and February 1, 1997, the Portfolio has entered into Administration and Subadministration Agreements with Schroder Fund Advisors Inc. ('Schroder Advisors') and Forum Administrative Services, Limited Liability Company ('Forum'). From November 26, 1996 through January 31, 1997 the Portfolio had a Subadministration Agreement with Forum Financial Services, Inc. ('FFSI') that was identical in all material terms to the February 1, 1997 Agreement with Forum. For these services, Schroder Advisors is entitled to receive compensation at annual fees payable monthly of 0.05% of the average daily net assets of the Portfolio. For its services, Forum is entitled to receive compensation at annual fees payable monthly of 0.10% of the average daily net assets of the Portfolio. Prior to November 26, 1996, Schroder Advisors was entitled to compensation at an annual rate of 0.15% of the average daily net assets and obligated to pay a fee to FFSI.

   TRANSFER AGENT

         Forum Financial Corp.(Registered) ('FFC') serves as the Portfolio's transfer agent and is entitled to receive compensation for those services from the Schroder Core with respect to the Portfolio in the amount of $12,000 per year plus certain other fees and expenses.

   OTHER SERVICE PROVIDERS

         FFC also performs portfolio accounting for the Portfolio and is entitled to receive compensation for those services by the Portfolio in the amount of $60,000 per year, plus certain amounts based upon the number and types of portfolio transactions.

NOTE 4. PURCHASES AND SALES OF SECURITIES

         The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the six months ended April 30, 1997 aggregated $68,002,794 and $30,114,410, respectively.

         For federal income tax purposes, the tax basis of investment securities owned as of April 30, 1997 was $194,881,543. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $49,595,073, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $15,334,207.

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Schroder Emerging Markets Fund Institutional Portfolio
--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)  (CONCLUDED)

NOTE 5. FEDERAL TAXES

         The Portfolio is not required to pay federal income taxes on its net investment income and capital gain as it is treated as a partnership for federal income tax purposes. All interest, dividends, gain and loss of the Portfolio are deemed to have been 'passed through' to the partners in proportion to their holdings of the Portfolio regardless of whether such interest, dividends or gain have been distributed by the Portfolio.

NOTE 6. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

         SCMI voluntarily has waived a portion of its advisory fee and has assumed certain expenses of the Portfolio so that its total expenses would not exceed 1.18% of the Portfolio's average daily net assets. Schroder Advisors, Forum and FFC may waive voluntarily all or a portion of their fees from time to time. For the period ended April 30, 1997, fees waived by SCMI were $82,653.

NOTE 7. CONCENTRATION OF CREDIT RISK

         The Portfolio's investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic in these markets may have disruptive effects on the market prices of the Portfolio's investments.

TRUSTEES

Hermann C. Schwab
Peter E. Guernsey
John I. Howell
Clarence F. Michalis
Mark J. Smith

OFFICERS

Hermann C. Schwab
  Chairman of the Board
Mark J. Smith
  President
Mark Astley
  Vice President
Robert G. Davy
  Vice President
Margaret H. Douglas-Hamilton
  Vice President
Richard Foulkes
  Vice President
John Y. Keffer
  Vice President
Jane Lucas
  Vice President
Catherine A. Mazza
  Vice President
Michael Perelstein
  Vice President
Fariba Talebi
  Vice President
John A. Troiano
  Vice President
Ira L. Unschuld
  Vice President
Alexandra Poe
  Vice President
  Secretary
Robert Jackowitz
  Treasurer
Thomas G. Sheehan
  Assistant Treasurer
  Assistant Secretary
Catherine S. Wooledge
  Assistant Treasurer
  Assistant Secretary
Barbara Gottlieb
  Assistant Secretary
Mary Kunkemueller
  Assistant Secretary
Gerardo Machado
  Assistant Secretary

INVESTMENT ADVISER

Schroder Capital Management International Inc.
787 Seventh Avenue
New York, New York 10019

ADMINISTRATOR & DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue
New York, New York 10019

CUSTODIAN

The Chase Manhattan Bank
Global Custody Division
Woolgate House, Coleman Street
London EC2P 2HD, United Kingdom

TRANSFER AND DIVIDEND
DISBURSING AGENT

Forum Financial Corp.
Two Portland Square
Portland, Maine 04101

COUNSEL

Ropes & Gray
One International Place
Boston, MA 02110-2624

INDEPENDENT AUDITORS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109


This report is for the information of the shareholders of the Schroder Emerging Markets Fund Institutions Portfolio. Its use in connection with any offering of the Fund's shares is authorized only in case of a concurrent or prior delivery of the Fund's current prospectus.

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        Schroder
        Emerging
        Markets Fund
        Institutional
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        SEMI-ANNUAL REPORT

        April 30, 1997
        (Unaudited)


        Schroder Capital Funds
          (Delaware)